DEBT (FY)	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
DEBT
NOTE 7. DEBT

The following table presents the components of outstanding debt (in thousands):

	December 31, 2020	December 31, 2019
Term loan	$190,541	$194,810
Revolving credit facility	4,000	5,000
Delayed draw term loan	8,236	8,429
Notes payable- insurance premium	1,074	—
Total debt	203,851	208,239
Unamortized debt issuance costs	(2,293)	(3,041)
Debt, net	201,558	205,198
Current portion of long-term debt	(7,967)	(4,150)
Long-term debt	$193,591	$201,048

On July 3, 2018, DMSH entered into a Credit Agreement with Monroe Capital Management Advisors (as administrative agent and lender) (the “Monroe Facility”), which included a $5.0 million revolving commitment, as well as a $100.0 million term loan commitment and a $15.0 million delayed draw term loan, for a total available capacity of $120.0 million. The Monroe Facility matures in July 2023 and bears interest at a variable rate equal to the three-month LIBOR, or an alternate base rate, plus an agreed upon margin with the lender.

During the year ended December 31, 2019, the Monroe Facility’s capacity was amended to increase the term loan by $99.0 million for a total term commitment of $199.0 million, and this amendment also increased capacity on the revolver by an additional $2.5 million, for a total amended capacity of $221.5 million. The Company used the funds to finance a portion of the acquisition of UE, accelerate contingent consideration payments, and to add to general working capital. Refer to Note 8. Acquisitions for a more detailed discussion on the acquisition of UE.

On January 7, 2020, the Monroe Facility was amended to increase the revolver commitment for a total amended capacity of $15.0 million with an additional payment of $1.5 million incremental issuance cost.

On August 26, 2020, we amended the Monroe Facility to, among other things, (i) modify the covenant calculation of EBITDA to include certain transaction expenses incurred in connection with the Business Combination and (ii) exclude certain accounts from the SmarterChaos acquisition.

As of December 31, 2020, and 2019 we had $229.0 million and $221.5 million total outstanding capacity under our Monroe Facility, which had an effective interest rate of 5.2% and 6.8% for the year ended December 31, 2020 and 2019, respectively.

The effective interest rate during the year 2020, was in a variable rate range between 5.2% and 6.9% equal to the three-month LIBOR, or an alternate base rate, plus an agreed upon margin with the lender.

The Monroe Facility also contains covenants that require the Company to meet certain financial ratios and places restrictions on the payment of dividends, cap-threshold for holding excess cash, sale of assets, borrowing level, mergers, and purchases of capital stock, assets, and investments.

As of December 31, 2020, the Company was in compliance with its debt covenants under its Credit Agreement with Monroe Facility.

The Company’s debt with Monroe Facility is collateralized by subordinated rights to the landlord’s lien on personal property deposit and security accounts, and intellectual properties such as licensed trademarks and copyrights.

Debt Maturity Schedule

The scheduled maturities of our total debt are estimated as follows at December 31, 2020 (in thousands):

(in thousands)
2021	$7,967
2022	8,000
2023	187,884
2024	—
2025 and thereafter	—
$203,851

The Company holds a certain cash balance throughout the year depending on its cash flow requirements. When it exceeds a certain level of the Cap threshold, it will trigger additional cash payments under the Monroe Facility. If the Cap threshold is not met, at minimum the Company is expected to make $4.2 million principal payment under the Monroe Facility. The table above presents minimum payments plus additional fees paid attributable to holding excess cash on its balance sheets. As of December 31, 2020, the Company was in compliance with its debt covenants under its Credit Agreement under the Monroe Facility.